SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 18, 2005


Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3054600
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On July 5, 2005, Technology Funding Venture Partners IV,
An Aggressive Growth Fund, L.P., (the "Partnership") filed a Current Report on Form 8-K (the "Original 8-K") disclosing that the
Partnership received notification from Grant Thornton LLP
("Grant Thornton") on June 29, 2005, stating that Grant Thornton will terminate the client-auditor relationship with the Partnership effective upon the filing of the Partnership's Form 10-Q for the quarter ended June 30, 2005.

Grant Thornton, which continued as the Company's independent auditor for the quarter ending June 30, 2005, has now completed its review of the Partnership's financial statements for the quarter ended June 30, 2005 and the Partnership's Form 10-Q for the quarter ended June 30, 2005 was filed August 15, 2005. On August 16, 2005, consistent with information disclosed in the Original 8-K, Grant Thornton terminated the client-auditor relationship between Grant Thornton and the Fund. Based on a recommendation by the Partnership's Independent General Partners, management is currently in the process of evaluating a replacement independent audit firm.

In connection with the audits of the two fiscal years ended December 31, 2003 and 2004, and the subsequent interim period through the date of this Form 8-K/A, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to its satisfaction would have caused Grant Thornton to make reference in its report on the Partnership's financial statements as of and for the fiscal years ended December 31, 2003 and 2004.

The audit reports of Grant Thornton on the financial statements of the Partnership as of and for the years ended December 31, 2003 and 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Since the filing of the Original 8-K, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Partnership provided Grant Thornton a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission. A letter from Grant Thornton is attached as Exhibit 16.1 stating whether or not it is in agreement with the statements contained herein.




                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  August 18, 2005           By:  /s/ Charles R. Kokesh
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                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.